EXHIBIT 10.27Y

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

ENCOMPASS ADDENDUM

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This ENCOMPASS ADDENDUM (this “Encompass Addendum”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Comcast”), on behalf of itself and its Affiliates (collectively, “Customer”). The effective date of this Encompass Addendum is the date last signed below (the “Encompass Addendum Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #4131273) with an effective date of January 1, 2020, as amended to date (the “Agreement”) and now desire to describe the terms and conditions under which CSG will make available a certain specialized licensed product to Customer, as further set forth in this Encompass Addendum and that certain Encompass Order Document (as defined therein) being entered into between the Parties contemporaneously with this Encompass Addendum. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Encompass Addendum shall have the meaning set forth in the Agreement or the Encompass Order Document, as the case may be. Upon execution of this Encompass Addendum by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Encompass Addendum. Except as amended by this Encompass Addendum, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has requested that CSG make CSG’s licensed software offering, CSG Encompass, and certain services related to CSG Encompass available to Customer under the Agreement; and

WHEREAS, the Parties are entering into this Encompass Addendum to (i) prescribe the terms and conditions by which CSG shall make CSG Encompass and related services available to Customer pursuant to the Agreement including this Encompass Addendum, the Encompass Order Document and any Letters of Agreement and/or Statements of Work entered into by the Parties pursuant to this Encompass Addendum or Encompass Order Document, and (ii) conform the form and terms of this Encompass Addendum to the form and terms of the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, CSG and Customer agree to the following as of the Encompass Addendum Effective Date:

1.
General. This Encompass Addendum, together with the Encompass Order Document and the Agreement, provides the terms and conditions upon which CSG shall provide, and Customer shall procure, the CSG Licensed Offering described in Attachment 1 (Description).

2.
Attachments. The CSG Licensed Offering described in Attachment 1 (Description) shall be subject the general terms and conditions set forth in Attachment 3 (General Terms and Conditions), and the Support Services terms and conditions set forth in Attachment 4 (Support Services Terms and Conditions). The following documents are attached to this Encompass Addendum and made a part hereof:
□
Attachment 1 – Description
□
Attachment 2 – (Reserved)
□
Attachment 3 – General Terms and Conditions

□
Attachment 4 – Support Services Terms and Conditions
3.
Encompass Order Document. The Software License herein granted requires the Parties to mutually execute the Encompass Order Document contemporaneously with the Parties’ mutual execution this Encompass Addendum.
4.
Ancillary Agreements. This Encompass Addendum and the Encompass Order Document shall be considered Ancillary Agreements as such term is used throughout the Agreement and the definition of “Ancillary Agreement” is hereby amended to reference this Encompass Addendum and the Encompass Order Document.

5.
Encompass Addendum; Scope and Conflict. This Encompass Addendum, including but not limited to, the terms of Attachment 1, Attachment 3 and Attachment 4 hereto and the Schedules and Exhibits attached thereto specifically applies to CSG’s performance and/or provision of CSG Encompass and related Services to Customer. Unless otherwise expressly provided in this Encompass Addendum, in no event will any terms, conditions set forth in this Encompass Addendum apply to CSG’s performance of the Agreement other than with respect to CSG Encompass and related Services, or to CSG’s provision and/or performance of Recurring Services or any optional and ancillary services or product under the Agreement that are not CSG Encompass and related Services. Except as provided in this Encompass Addendum, all other terms of the Agreement which are not in conflict with this Encompass Addendum shall be given full force and effect (including with respect to each Party’s performance under this Encompass Addendum). In the event of a conflict between the terms of the Agreement and the terms of this Encompass Addendum, the terms of this Encompass Addendum shall control and take precedence with respect to CSG’s provision of CSG Encompass and related Services.

6.
References to “Products” Under the Agreement Shall Apply to the CSG Licensed Offering. The Parties acknowledge and agree that except as otherwise provided in this Encompass Addendum, all references to “Product(s)” under the Agreement shall apply to the CSG Licensed Offering even though the CSG Licensed Offering does not meet the definition of a “Product” under the Agreement.

7.
Changes to Encompass Addendum. This Encompass Addendum, including but not limited to, the terms of Attachment 1, Attachment 3, and Attachment 4 hereto and the Schedules and Exhibits attached thereto may be amended upon agreement of the Parties and execution of a written amendment hereto. Until such time as a written amendment to this Encompass Addendum has been executed by the Parties, the Parties shall continue to fulfill their obligations as originally agreed in this Encompass Addendum.

8.
CSG Affiliate as Provider. Customer acknowledges and consents that the CSG Licensed Offering may be provided and/or performed, partially or in their entirety, on behalf of CSG by a CSG Affiliate. CSG acknowledges that where CSG Affiliates are acting as a provider for CSG it is responsible for each CSG Affiliate’s compliance with the terms and conditions of this Encompass Addendum and the Agreement and that CSG shall be liable to Customer for the acts and omissions of each CSG Affiliate.

9.
Counterparts and Facsimile. This Encompass Addendum may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. A document signed, scanned and transmitted electronically and verifiably is to be treated as an original and shall have the same binding effect as an original signature on an original document.

IN WITNESS WHEREOF the parties hereto have caused this Encompass Addendum to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Deepak Bharathan	By: /s/ Michael J Woods
Name: Deepak Bharathan	Name: Michael Woods
Title: Vice President, Procurement	Title: President, CMT
Date: 17-Jun-24	Date: Jun 13, 2024

Attachment 1

to

Encompass Addendum

DESCRIPTION

Terms capitalized in this Attachment 1 have the meaning given to them in this Encompass Addendum or the Agreement.

CSG Licensed Offering and Embedded Third Party Software
CSG Licensed Offering and Version	CSG Encompass, version [**], and only the following modules are included: • [********** *******] • [******** ******* (******* ****)]
Embedded Third Party Software	[****** ****** (******* **** *** *********)] Customer agrees to be bound by the terms of the [******] EULA identified in Exhibit A of Attachment 1 to this Encompass Addendum.
Territory	Customer shall be entitled to use the standard CSG Licensed Offering identified above solely for Customer’s business in the following Territory: [****** ******]
License Term

Upon the mutual execution of the Encompass Order Document, Customer shall be entitled to use the CSG Licensed Offering for the License Term. The License Term commences upon the [********* ***** ********* ****] (as defined in the Encompass Order Document) and remains in effect through [******** *** ****].

Site	The Site of the CSG Licensed Offering shall be at the following physical location: Hosted in [***************] and [****************** ***** *** *****] environments hosted in the [**].
License Unit Volumes	The Software License under this Encompass Addendum is limited to allow the processing of the following maximum number of Service Units: [*******] Service Units.

(End of Attachment 1)

Exhibit A of Attachment 1

[******] EULA

Third Party Software Licensing Terms

TERMS AND CONDITIONS

FOR SUBLICENSE OF [******] SOFTWARE TO COMMERCIAL END USERS

This Exhibit A provides for the terms and conditions applicable to the Customer for its use of the [******] Software as described in Appendix A to this Exhibit A (“[******] Software”) licensed to Customer along with the CSG Licensed Offering identified in Appendix A, in addition to any licensing terms and conditions applicable to the CSG Licensed Offering as provided for in the CSG Master Subscriber Management System Agreement, Encompass Addendum and Encompass Order Document concluded between the Parties (collectively, the “Agreement”) (the Agreement and this Exhibit A shall be jointly referred to as the “end user license agreement”). Customer is hereinafter referred to as “End User”, or “end user”. Notwithstanding section 5 (Encompass Addendum; Scope and Conflict) of the Agreement, should there be any inconsistency between the terms of this Exhibit A and those of the Agreement, the terms of this Exhibit A shall prevail in governing the licensing terms of the [******] Software only.

(1) The use of the [******] Software is limited to the legal entity that executed the Agreement (“signing entity”) and any wholly or majority-owned subsidiaries and affiliates of the signing entity that the signing entity has contractually bound, and such signing entity shall be liable for actions of such subsidiary or affiliate. “Affiliates”, as used in the foregoing sentence, means a wholly or majority-owned subsidiary of the entity controlling the legal entity that executed the Agreement.

(2) [******] grants the end user a right to use the [******] Software together with the CSG Licensed Offering only and for the internal business operations of the end user. End user is allowed to permit agents or contractors (including, without limitation, outsourcers) to use the application package on the applicable end user’s behalf for the end user’s internal business operations as described above, subject to the terms of this Exhibit A and the Agreement. Nothing in the preceding sentence is intended to restrict CSG from providing outsourcing services to CSG’s end users in connection with the use of the application package(s). For an application package that includes [******] Software that is specifically designed to facilitate interactions between the end user and the end user’s customers and suppliers, the end user may permit its customers and suppliers to use the application package in furtherance of such interactions subject to the end user license agreement. End User shall be responsible for its agent’s, contractor’s, outsourcer’s, customer’s and supplier’s use of the [******] Software (as part of CSG’s Licensed Offering) and compliance with the terms of this Exhibit A and the Agreement. The term “application package”, as used in this Exhibit A, refers to the CSG Licensed Offering, coupled with the [******] Software and distributed to the end user.

(3) [******] or its licensor retains all ownership and intellectual property rights to the [******] Software.

(4) End user shall not assign, give, or transfer the [******] Software and/or any services ordered or an interest in them to another individual or entity (in the event the end user grants a security interest in the [******] Software and/or any services, the secured party has no right to use or transfer the [******] Software and/or any services).

(5) The end user is expressly prohibited from:

(a) using the [******] Software for rental, timesharing, subscription service, hosting, or outsourcing;

(b) removing or modifying any program markings or any notice of [********] or its licensors’ proprietary rights;

(c) making the [******] Software available in any manner to any third party for use in the third party’s business operations (unless such access is expressly permitted for the specific [******] Software’s license); and

(d) obtaining title to the [******] Software or passing it to any other party.

(6) The end user shall not reverse engineer (unless required by law for interoperability), disassemble or decompile the [******] Software (the foregoing prohibition includes but is not limited to review of data structures or similar materials produced by the [******] Software) nor duplicate the [******] Software except for a sufficient number of copies of each program for the end user’s licensed use and one copy of each program media.

(7) To the extent permitted by applicable law, [******] disclaims its liability for (a) any damages, whether direct, indirect, incidental, special, punitive or consequential, and (b) any loss of profits, revenue, data or data use, arising from the use of the programs.

(8) Upon termination of this end user license agreement, End User shall discontinue use and destroy or return to CSG all copies of the [******] Software and documentation.

(9) End user shall not publish any results of benchmark tests run on the [******] Software.

(10) End User must comply fully with all relevant export laws and regulations of the United States and other applicable export and import laws to assure that neither the [******] Software, nor any direct product thereof, are exported, directly or indirectly, in violation of applicable laws.

(11) The [******] Software is subject to a restricted license and can only be used in conjunction with the CSG Licensed Offering.

(12) End User shall not have the right to require [******] to perform any obligations or incur any liability not previously agreed to between CSG and [******].

(13) End User shall permit CSG to audit the end user’s use of the [******] Software. End User shall provide reasonable assistance and access to information in the course of such audit and permit CSG (i) to report the audit results to [******] or (ii) to assign CSG’s right to audit the end user’s use of the [******] Software to [******]. Where CSG assigns its right to audit to [******] then [******] shall not be responsible for any of CSG’s or the end user’s costs incurred in cooperating with the audit.

(14) [******] is a third party beneficiary of the end user license agreement.

(15) The parties hereby expressly exclude the application of the Uniform Computer Information Transactions Act.

(16) The [******] Software may include source code that [******] may provide as part of its standard shipment of such [******] Software, which source code shall be governed by the terms of this end user license agreement.

(17) Third party technology that may be appropriate or necessary for use with the [******] Software is specified in the application package documentation, or as otherwise notified by CSG. Such third party technology is licensed to the end user only for use with the application package under the terms of the third party license agreement specified in the application package documentation or as otherwise notified by CSG and not under the terms of the end user license agreement.

Appendix A

[****** ******]

CSG Licensed Offering: Encompass Version [**]

Attachment 3

to

Encompass Addendum

GENERAL Terms and Conditions

1.
DEFINITIONS. Except as provided in this Encompass Addendum, capitalized terms used herein shall have the meaning ascribed to such terms in the Agreement.

Acceptance means, with respect to the CSG Encompass, the earlier of (i) CSG’s receipt of Customer’s written notice of acceptance (email acceptable) of CSG Encompass, or (ii) first use of CSG Encompass within the Production Environment.

CSG Licensed Offering means the CSG proprietary standard core unmodified computer software, applications, programs and modules expressly listed in this Attachment 1 – Description, in object code, and shall include any Emergency Release, Minor Release and/or Major Release thereof made available by CSG as part of the Support Services (as such terms are defined in this Encompass Addendum).

Customer Dependency Deliverable means an item identified in an applicable Statement of Work which CSG requires Customer or its affiliates, agents, vendors or subcontractors to provide a tangible deliverable, comments or approval so that CSG may in turn perform and deliver its Services and Deliverables under such Statement of Work.

Customer Material means any information, software, data, materials, services or website, provided by Customer.

Customer System means any computers, communications systems, solutions, applications (including applications provided by Customer or a Customer Vendor that accesses or integrates with the CSG Licensed Offering) and products (including hardware or software components of each of the foregoing) of Customer or its Affiliates.

Customer Vendor(s) means any consultant, contractor, agent, or vendor that has supplied, is supplying, or is contractually obligated to supply products (including hardware, software, equipment, systems and solutions) and services to Customer or its Affiliates.

Delaying Event means any event that prevents a Party from performing an obligation set forth in this Encompass Addendum, the Encompass Order Document or any related Statement of Work or LOA, which event is outside the control of such Party and occurs without its fault or negligence, including but not limited to (a) the failure of the other Party to perform any of its obligations, including Customer’s failure to complete a Customer Dependency Deliverable, or a Party’s failure to provide the other Party with timely, accurate and complete information; (b) any delay, act or failure to act by the other Party or its agent, vendor or subcontractor; or (c) a force majeure event as defined in Section 12.6 of this Agreement, in each case only to the extent that such event prevents or delays a Party from performing the applicable obligation.

“Deliverable” means the results and proceeds of any Services delivered by CSG to Customer and specified as a deliverable in an applicable Statement of Work or LOA issued pursuant to this Encompass Addendum, the Encompass Order Document or the Agreement.

“Documentation” means the standard published online user manuals and documentation that CSG may make generally available for the CSG Licensed Offering.

“DR Environment” means [*** (*) ******] instance of the CSG Licensed Offering installed as [*** (*) ******] environment which can be used by Customer for disaster recovery purposes only, however this environment must be an exact copy of the Production Environment and as such no [******* ********] will be supplied for the DR Environment unless expressly agreed in advance and paid for separately.

Emergency Release means a patch release of the CSG Licensed Offering which includes an unscheduled or temporary fix or work around to fix an Incident, but which may not necessarily correct or resolve the root cause of the Incident.

Error means, with respect to the CSG Licensed Offering, a reported, identifiable and reproducible error in the CSG Licensed Offering resulting in an Incident causing the CSG Licensed Offering fail to perform in all material respects in accordance with the applicable Specifications of the CSG Licensed Offering.

Incident means any failure in the operation, access to or use of the CSG Licensed Offering to perform in all material respects in accordance with the applicable Documentation. An Incident’s Severity Level is agreed between the Parties and classified in accordance with the criteria applicable to the CSG Licensed Offering as identified in Exhibit A of Attachment 4 to this Encompass Addendum.

Initial Encompass Term means the period set forth in the Encompass Order Document.

License Units means the usage parameters applicable to the CSG Licensed Offering, as set out in more detail in the Encompass Order Document, and where the amount, usage and/or volume of such License Units is determined and based upon the maximum aggregate daily volume of License Units processed by the CSG Licensed Offering averaged over a given [****** (**) ******** ***] period or such other period or measurement set out in the Encompass Order Document. Licensed Units may be either Service Units, number of copies, CDRs, EDRs or any other mutually agreed usage parameter, as set forth in the Encompass Order Document.

Production Environment for a CSG Licensed Offering means [*** (*) ******] instance of the CSG Licensed Offering installed as [*** (*) ******] environment at the Site for the CSG Licensed Offering for the processing of live production data of Customer.

Software License(s) / Right To Use means a non-exclusive and non-transferable right granted by CSG to Customer to Use the CSG Licensed Offering in object code at the Site and during and for the License Term only.

Software License Fees means the Software license fees payable by the Customer to CSG as specified in the Encompass Order Document for purchase of the Software License(s), including, without limitation, all extension and/or uplift Software License fees.

SOW or Statement of Work means a document agreed between the Parties that sets out and describes the Services related to the CSG Licensed Offering being deployed.

Service Unit(s) means a service of Customer where each has a unique [***** *****] or other unique [**********] for which the CSG Licensed Offering performs any or all of the following: [(*) ********** ** ***** ***** **** ********* *** ************ ********* (**) ******** * ***** (***) ******** * ******** ************ (**) ********** *** ********** ********* (*) ******** ** ******** ** ****** (**) ***** ***** *** ********** ********** * (***) ******* ********* * (****) ******* ** ********** *********** (**) **** *** ***** *********** (*) ******* *********** (**) ****** ******** (***) *************** ************** *********** (****) ******* ** *** *** ** **** ************ ****** (**) *** ***** *** ****** ********** ** *** **** ****** *********** ** ******** ** *** ******* ** *** *** ******** ********].

Site means the physical location specified in this Encompass Addendum for the CSG Licensed Offering where the Production Environment, Test Environment and Training Environment of the CSG Licensed Offering are located within the Territory (as defined in this Encompass Addendum). The Site could be the location of Customer’s chosen [*********** ***** ******* ********].

Specifications means the standard functional capabilities for the CSG Licensed Offering as described in the Documentation.

Support Fees means the fees for CSG’s Support Services as specified in the Encompass Order Document.

Support Services means the maintenance and support services performed by CSG for a CSG Licensed Offering as described in this Encompass Addendum.

Territory means the geographical area within which the Customer is entitled to Use the CSG Licensed Offering at the Site to process its data as specified in Attachment 1.

Test Environment for a CSG Licensed Offering means [*** (*) ******] instance of the CSG Licensed Offering installed as [*** (*) ******] environment at the same location as the Production Environment of the CSG Licensed Offering for use only for testing purposes such as new agreements, new patches, Updates.

Training Environment means [*** (*) ******] instance of the CSG Licensed Offering installed as [*** (*) ******] environment at the same Site as the Production Environment for use only for training purposes.

Update means updates which CSG may in its entire discretion, from time to time, make available to the Customer for Emergency Releases, Major Releases and Minor Releases of the CSG Licensed Offering.

Use means the Customer’s copying or loading any portion of the CSG Licensed Offering at the Site for the processing of Customer data by the CSG Licensed Offering, or the Customer’s operation of any procedure or machine instruction utilizing any portion of the CSG Licensed Offering or Documentation supplied with the CSG Licensed Offering.

Warranty Period” means with respect to Encompass, [****** (**) ********] days from the [*******] of (i) Customer’s [**********] of CSG Encompass, (ii) Customer’s [***] of CSG Encompass in a [********** ***********], or (iii) the date of [************] of [********** *******] of the project to [*********] CSG Encompass, as described in that certain Statement of Work (CSG document no. [*******]), which date of [************] shall be memorialized via CSG’s provision of written notice (email acceptable) to Customer of such date.

2.
TERM; TERMINATION

2.1
Encompass Addendum Term: The term of this Encompass Addendum shall begin on the [********* ******** ********* ****] and continue until the Agreement [******* ** ** ********* **********] as set forth in Article 6 the Agreement (“Termination”). If CSG Encompass is still being licensed pursuant to the Encompass Order Document at the time the Agreement [******* ** ** **********], the Encompass Order Document shall [******** ** **** ***** *** ******] pursuant to the terms and conditions of this Encompass Addendum and the Agreement, and any terms identified in the Encompass Order Document [*****] such Encompass Order Document [******* ** ** ********* **********].

3.
SOFTWARE LICENSE; RIGHT TO USE; CUSTOMER OBLIGATIONS; BACK UP; DELAYING EVENTS; RESTRICTIONS; LIMITATIONS; EMBEDDED THIRD PARTY SOFTWARE

3.1
Software: Upon the payment to CSG of the Software License Fees described in the Encompass Order Document, CSG agrees to grant a Software License, solely for Customer’s own internal business and benefit, subject to the limitations contained in this Encompass Addendum, the Encompass Order Document and the Agreement.

3.2
Customer Obligations:

3.2.1
Customer shall reasonably make available resources and perform obligations within Customer’s control including the timely provision of approvals, maintenance, and installation of all necessary equipment to utilize the CSG Licensed Offering, access and technical inputs that are necessary for CSG to be able to perform under this Encompass Addendum including but not limited to all Customer Dependency Deliverables.

3.2.2
Customer will not permit direct or indirect access or use of the CSG Licensed Offering in a way that circumvents a contractual usage limit.

3.2.3
Customer will not knowingly use the CSG Licensed Offering to store or transmit infringing, libelous, or otherwise unlawful or tortious material, or to store or transmit material in violation of third-party privacy rights.

3.2.4
Customer knowingly will not use the CSG Licensed Offering to store or transmit codes, files, scripts, agents, or programs intended to do harm. Customer shall also use all reasonable efforts to prevent the introduction or proliferation of same. Customer must notify CSG promptly in writing of any occurrence of this.

3.3
Back Up and Recovery:

3.3.1
Any Customer documents and files located at Customer’s site(s) are and shall remain Customer’s property; and therefore, Customer is solely responsible for its own backup and recovery plan(s).

3.3.2
Provided that CSG complies with any backup procedures defined in this Encompass Addendum, it shall be deemed to have satisfied all obligations with respect to backup and recovery plans and shall not be [****** *** *** *******] resulting from the [**** ** **********] of any Customer information or data.

3.4
Delaying Events: The Parties recognize that the performance of one Party during the provision of Services is dependent on the performance by the other Party of certain preparatory or other acts. Where a Statement of Work includes milestones, each Party is responsible for the completion of each milestone allocated to it by the specified milestone date in the Statement of Work issued pursuant to this Encompass Addendum, the Encompass Order Document or the Agreement. In the event of a Delaying Event for which one Party is responsible, the other Party reserves the right to charge, and the responsible Party agrees to pay, the time and material rates and expenses specified in the relevant Statement of Work, or if not specified in the relevant Statement of Work, CSG’s then-current applicable rates for such Services, while being unable to start or continue performance due to such Delaying Event, provided always that the other Party shall use reasonable efforts to mitigate any loss.

3.5
Limitations and Restrictions: The Software License described herein is subject to all of the following limitations and restrictions:

3.5.1
To the extent indicated in Attachment 1, Customer may only use the CSG Licensed Offering during the License Term and any mutually agreed extensions thereof.

3.5.2
Customer may only Use the CSG Licensed Offering at a [******] Production Environment, [******] Test Environment, and [******] DR Environment at the Site specified in Attachment 1.

3.5.3
Customer shall only be entitled to Use the CSG Licensed Offering to process its own data and records.

3.5.4
Customer shall only be entitled to Use the CSG Licensed Offering within the Territory.

3.5.5
Customer shall only be entitled to Use the CSG Licensed Offering to process the maximum number of License Unit volumes as set forth in Attachment 1, and Customer may only exceed such volumes upon payment by the Customer of the applicable additional Software License Fees set forth in the Encompass Order Document.

3.5.6
In addition to the restrictions set forth in Section 8 of Schedule B (Product Licenses, Maintenance and Support) of the Agreement, Customer agrees that it shall not itself or through any Affiliate, agent or other third party carry out any of the following actions which would constitute a [******** ******] of this Agreement:

a)
Copy, translate, adapt, vary, modify, transfer, reverse engineer, decompile or disassemble, or attempt to reconstruct any of the CSG Licensed Offering, or Deliverables provided by CSG, in whole or in part, prepare derivative works incorporating, using or based on the CSG Licensed Offering, or use the CSG Licensed Offering for any purpose other than as specifically authorized in this Encompass Addendum or an applicable Statement of Work;
b)
Sell, lease, license or sublicense any access to the CSG Licensed Offering or Deliverables;
c)
Publish any results of benchmark tests on the CSG Licensed Offering;
d)
Create, write or develop any derivative software or any other software program based on the CSG Licensed Offering or Deliverables for any purpose other than as specifically authorized in this Encompass Addendum, the Encompass Order Document or an applicable Statement of Work;
e)
Use the CSG Licensed Offering or the Deliverables to provide any service to or on behalf of any third parties in a service bureau capacity;
f)
Install the CSG Licensed Offering or Deliverables on a network or other multi-user computer system unless CSG specifically authorizes it in writing;
g)
If the CSG Licensed Offerings have been licensed as a duplex or load-shared system, Customer shall not take any action, whether by assignment or otherwise, which would have the effect of splitting the system into two or more independent systems; and/or
h)
Customer may not, without the prior written consent of CSG, make available, provide access to, allow the use of or otherwise provide the CSG Licensed Offering, in whole or in part, in any form, or otherwise to any person other than the Customer’s employees and subcontractors who have the need to use the CSG Licensed Offering on Customer’s behalf.
3.6
Embedded Third Party Software. The [****** ******] software components described in Attachment 1 – Description, which is distributed by CSG to Customer together with the CSG Licensed Offering under this Encompass Addendum, is sublicensed to Customer on a non-exclusive and non-transferable basis, to Use in object code form only at the Site. The [****** ******] software components shall be treated as [******** ***** ***** ********] as such term is defined in the Agreement.

4.
LIMITED WARRANTY
4.1
Limited Warranty: For purposes of this Encompass Addendum only, the first sentence of Section 8.1 of the Agreement, entitled “Limited Warranty,” shall be deleted in its entirety and replaced with the following:

“CSG warrants that CSG Encompass will, for the applicable Warranty Period (as defined in the Encompass Addendum), conform to CSG’s Specifications for CSG Encompass. This warranty is conditioned on the following: (a) CSG Encompass remains, consistent with the terms and conditions of this Encompass Addendum, supported by CSG; (b) CSG Encompass has always been used properly and in accordance with the provisions of the Specifications, this Encompass Addendum, the Encompass Order Document and the Agreement; (c) All Updates provided by CSG have been installed and put into use by Customer; and no alteration, modification or addition has been made to CSG Encompass without CSG’s prior written consent; (d) The limited warranty does not apply to CSG Encompass conditions resulting from improper use, accident, neglect or any other causes external to CSG Encompass, including without limitation, installation, service or modifications not performed by CSG, or operation outside the environmental parameters specified or authorized by CSG for CSG Encompass; (e) CSG will not be responsible for compatibility of software not developed or supplied by CSG; and (f) Performance standards or characteristics relating to the volume of transactions or speed of transaction handling are not warranted regardless of any prior statements or discussions between the Parties unless such standards or characteristics are expressly included in the Specifications for CSG Encompass.”

5.
RECORD KEEPING; AUDITS; ADDITIONAL SOFTWARE LICENSE FEES

5.1
Record Keeping, Software Use Audits:

5.1.1
Customer will maintain adequate records matching the Use of the CSG Licensed Offering to the license grant and will make such records available to CSG for review and copying, subject to reasonable notice and the confidentiality provisions of the Agreement.

5.1.2
As part of Customer 's obligations hereunder, Customer will carry out audits of its [******* ***** *******] using the following procedure:

(i)
Customer will collate usage reports from all installed production copies of the CSG Licensed Offering to show overall [******* **** *******] for a [*********] period in a format acceptable to CSG.

(ii)
Customer will submit the collated reports to CSG no later than [*** (**) ********] days after the respective audit.

(iii)
If the [******* ******* **** ******] reflected in the reports [******* *** ****** *********] by the existing Software License over the [****** ** *********] set out, Customer shall immediately notify CSG and CSG shall [*******] Customer for the [********** ******** ******* ****] and the relevant [******** ** **** ** *** ******* ********], and Customer shall [******** ***] the same.

5.1.3
CSG shall have the right, in its discretion, to carry out an independent audit of the License Unit volumes upon reasonable prior notice by remote access, in accordance with the mutually agreed upon remote access plan. CSG shall also be entitled, upon giving at least seven (7) calendar days prior written notice to Customer, to conduct an audit of the use of the CSG Licensed Offering during normal business hours, provided, however, that such audit does not interfere with Customer’s production processing.

5.2
Additional Software License Fees: Customer acknowledges that the amount of the Software License Fees payable for the CSG Licensed Offering may depend upon the [******* ***** ****** ** ******* *****] processed by the CSG Licensed Offering over the [*********** ******] set out in the Encompass Order Document and / or the [******] of Sites at which the CSG Licensed Offering is installed in the Territory, Customer subscriber numbers, transactions, or certain other factors as set out in this Encompass Addendum or the Encompass Order Document. An additional Software License Fee will become due and payable as soon as Customer reaches or exceeds a pricing threshold which is higher than the threshold for which Customer is currently authorized in this Encompass Addendum or the Encompass Order Document. In such event, CSG will notify Customer and invoice Customer for the additional charges. Customer shall then issue a purchase order and pay to CSG the additional Software License Fee for the corresponding higher pricing level in the next monthly billing cycle. Customer shall not be entitled to a refund, credit, or other repayment of fees previously paid if audited License Unit volume levels decrease or Customer otherwise reduces its use of the CSG Licensed Offering.

6. OWNERSHIP

6.1
Ownership by CSG: As between Customer and CSG, CSG shall own all right, title and interest (including all associated Intellectual Property Rights) in and to the CSG Licensed Offering and related Services, CSG Confidential Information and all other Intellectual Property owned or licensed by CSG and made available to Customer by CSG under this Encompass Addendum, and of any improvements, adaptations, derivations, enhancements, and other such modifications of the same that are developed by or for CSG (but specifically excluding any Consumer Information, Customer’s Confidential Information, and other Intellectual Property owned by Customer). Customer will execute any instruments that may be appropriate or necessary to give full legal effect to the ownership rights granted to CSG herein.

6.2
Ownership by Customer: As between Customer and CSG, Customer shall own all right, title and interest (including all associated Intellectual Property Rights) in and to the Consumer Information, Customer’s Confidential Information, and Intellectual Property owned or licensed by Customer and any improvements, adaptations and other such modifications of the same that are developed by or for Customer (but specifically excluding the CSG Licensed Offering, related Services, CSG Confidential Information, any Deliverables) (unless otherwise expressly agreed in an effective Statement of Work) and any other Intellectual Property owned by CSG) (“Customer Intellectual Property”).
6.3
Ownership of Deliverables: As between Customer and CSG, unless otherwise expressly agreed in an effective Statement of Work, CSG will own all rights, title and interests (including all Intellectual Property Rights) in and to any Deliverables, subject always to Customer’s ownership of Customer Intellectual Property and any portions or derivatives thereof that may be reproduced, stored, displayed, performed or otherwise contained within any part of the Deliverables.
7.
SUPPLEMENTAL TERMS

7.1 Additional Safeguarding Requirements: In the event that (i) CSG accesses [******* ******** ************ ********** ************ ************ ********** ******* ************ ********** ***** ** ****************** ****] in providing the CSG Licensed Offering and related Services to Customer, (ii) CSG’s access to such information is not [********** *** **********], and (iii) CSG’s access is [********** *********] in order for CSG to provide the CSG Licensed Offering and related Services to Customer, then CSG shall use commercially reasonable efforts to comply with the following clauses, as applicable, until such time that the Parties are able to provide an alternative approach, after working in good faith, under which CSG’s access to such information is no longer [********** *********] in order for CSG to provide the CSG Licensed Offering and related Services to Customer:

•
[*** ********* (*** ****) (***** ************ ** ******* ********** *********** *******)]
•
[***** ************ (*** ****) (************ ******* ******* *********** *** ***** ******** *********]

7.2 Supplemental Vendor Representations and Certifications: Additionally, Comcast requires all suppliers to comply with the Supplemental Vendor Representations and Certifications as set forth in Comcast’s Supplier Policies Portal, located at https://cvpp319.com/Policies.html.

(End of Attachment 3)

Attachment 4

To

Encompass Addendum

SUPPORT SERVICES TERMS AND CONDITIONS

1. Definitions

DR Environment means one (1) single instance of the CSG Licensed Offering installed as one (1) single environment which can be used by Customer for disaster recovery purposes only, however this environment must be an exact copy of the Production Environment and as such no Support Services will be supplied for the DR Environment unless expressly agreed in advance and paid for separately.

Emergency Release means a patch release of the CSG Licensed Offering which includes an unscheduled or temporary fix or work around to fix an Incident, but which may not necessarily correct or resolve the root cause of the Incident.

Error with respect to the CSG Licensed Offering means a reported, identifiable, and reproducible error in the CSG Licensed Offering resulting in an Incident causing the CSG Licensed Offering to fail to perform in all material respects in accordance with the applicable Specifications of the CSG Licensed Offering.

Incident means any failure in the operation or use of the CSG Licensed Offering to perform in all material respects in accordance with the applicable Specifications for the CSG Licensed Offering.

Incident Report means a notification by Customer to CSG in which Customer identifies a suspected Incident with sufficient detail and particularity to enable CSG to effectively initiate a Response, Restoration and Resolution.

Incident Response Time (“Response”) means the time within which CSG will provide a Response to Customer after Customer (or CSG on Customer ’s behalf) has logged an Incident Report with CSG.

Initial Maintenance Period means the initial period for the provision of the Support Services by CSG commencing on Acceptance of the CSG Licensed Offering and continuing for the period indicated in Attachment 4.

Major Release means an important release of a version of the CSG Licensed Offering which, in most cases, includes a considerable expansion and enhancement of the functionality of the CSG Licensed Offering.

Minor Release means a maintenance release of the CSG Licensed Offering which consists of a number of minor improvements, fixes and/or work arounds to the CSG Licensed Offering, some of which may consist of prior Emergency Releases, but which are consolidated within the Minor Release as part of the Support Services.

Resolution means the permanent correction and resolution of an Incident.

Restoration means a temporary non-scheduled fix to resolve an Incident, or where CSG and Customer agree to the implementation of a defined workaround pending Resolution of the Incident.

Support Fees means the fees for CSG’s Support Services as specified in the Encompass Order Document.

Support Package means the pre-packaged Support Services for the CSG Licensed Software further described in Attachment 4 Exhibit B.

Support Services has the meaning given to it in the Encompass Addendum.

Updates means updates which CSG may in its entire discretion, from time to time, make available to the Customer for Emergency Releases, Major Releases and Minor Releases of the CSG Licensed Offering.

2.
CSG ENCOMPASS – SUPPORT SERVICES

1. Support Services:

1.1 For so long as CSG provides support for a particular Update of the CSG Licensed Offering acquired by Customer to its customers generally, and Customer pays for the annual Support Fees set out in the Encompass Order Document for the Maintenance and Support Package for the CSG Licensed Offering purchased by the Customer identified in the Encompass Order Document, CSG will, for the periods set forth in Section 1.2 below, provide the Support Services described in this Encompass Addendum for the CSG Licensed Offering.

1.2 The Initial Maintenance Period shall be [*********** **** *** ******* ****].

The Initial Maintenance Period shall automatically renew for [********** ******** ******* ***** **********] (“Renewal Term”) unless a party notifies the other in writing at least [****** (**)] days prior to the expiration of the Initial Maintenance Period or any Renewal Term thereafter of its intent not to renew the Support Services for the subsequent Renewal Term. In the event Customer fails to continually renew the Support Services for any CSG Licensed Offering, Customer acknowledges that it will be required to pay CSG’s then applicable reinstatement fee in the event the Customer wishes to subsequently renew the Support Services for such CSG Licensed Offering.

1.3 CSG Global Service Desk and Incident Reporting

1.3.1 CSG has a global service desk (“GSD”) and Customer shall be required to submit all Incident Reports to the GSD. CSG will provide the GSD remotely by telephone or other electronic communication, which may include, where applicable, self-service based upon the Support Package procured by Customer.

1.3.2 [*** ** **** ** ******** ******** *** **** ****** ****** ** *** *** ******** ********* *** **** *** ********** ******* ** ******* ****** ** *** *** ******** ******** ** **** ** ********* ************* ** ********** **** *** *************** *** *********** ********** ****** **** ** ********* **** *** ****** *** ****** ** *** ******** ** *** *** ** ******* ** ***** ******** ****** ******** ** *** ******** ******* ** ** ********* *** **** *** ********** ******* ** ****** ** * ******* * ********* ****** ** **** ** ********* ****** ** *** ***** ** **** ** ********** ******** ***** ******** *** ******** ********** ********* *** ********** ****** ** *** ******** ** **** *** *** ********* ** ****** *** **** *** ** **** *********** *** *** ***** ** *** ********** ** ** ******** ** *** *** ******** ******** ***** **** ***** ** *** ** * ***** ** *** ********** ************ ** *********** ** ****** ****** ** *** *** ******** *********]

1.3.3 [** ******** ******* ** ******** ****** ** *** **** *** ***** ** ********** **** ******* * *********** ** ******* *** ********* ** *** ******** *** *** ********** ******* ** ***** *** * *********** ******* ****** ** ******** ** **** *** *** ******** ******** ********* ************* ** ********** **** *** *************** ** *** ********** **** *** *** ******** ******** ******** ************* **** *** ************** *** **** *** ******* ********** ** ******** ******* **** * ******* ******** ** *** *** ******** ******** ** ********** *********** ************** ******* ** ********** ** ***** ******** ********** ********* ** ******** ********** ********* ******** *************** ******* **** ** ****** ** ********** ** *** ******* **** ** ******* *** ** ***’* **** ******* ***** ** *** ***** ********* ** **** ********* ******** ** *** ********** ******** ****** ****** ** **** *** *** ********* *** *** *** ********** ****** *** ********** ****** ******** ******** ** *** *** *** ********* ** ********** **** *********]

1.3.4 CSG may provide on-site Support Services upon Customer request and as agreed by CSG, which shall be charged at CSG’s then current standard time and material rates plus reasonable travel and living expenses agreed in advance between the Parties upon receipt of an authorized Customer order, which shall be subject to the terms and conditions of the Encompass Addendum and the Agreement. At any time when CSG personnel are on-site, Customer shall ensure that CSG personnel have access to e-mail and the web.

1.3.5 Support Services do not include correction of Incidents caused by use of the CSG Licensed Offering in a manner inconsistent with its Documentation by Customer or use with computer hardware or software programs which are not supported by the CSG Licensed Offering as set forth in the accompanying CSG Licensed Offering Documentation, or use of any unsupported release of the CSG Licensed Offering. At its option, CSG may provide such non-standard maintenance services to Customer on a time and materials basis to be agreed in advance by the Parties.

1.3.6 Further details of the Support Services to be provided by CSG are detailed in the current Exhibits A, B and C to this Attachment 4, which shall be updated and revised by CSG from time to time at CSG’s sole discretion. In the event of conflict, the text in this Attachment shall prevail and take precedence over the Exhibit.

1.4 Exceptions: The following services are specifically excluded from the scope of Support Services. CSG will not be responsible for attending to, responding to, advising on and/or resolving any of the below excluded items nor any other problems or issues which are not caused by or are external to the CSG Licensed Offering, or which are outside of CSG’s control:

•
[************ ** ** ****** ******* **** ************ ** *** ******** *** * ** **** ***** ******** ** *** ******** ********* ****** ** ***** ********* ** ***** *** *** ******** ******** **** ***** *** ***** *** ********* *** **** *** ******* ********* ****** ************** ** ********* ** ********** ** *** ******** ********* ****** ** *** ****** ******** ** **** ** *** ******* *********
•
****** ** *** *** ******** ******** ******* **** ******** ******** ***** ***** ******** ******** ********* ******** ************ ** *********** **************
•
****** ** *********** *********** ******* ******* ** ******** ** *** ******* ********* ************** ************* ** ********** ** *** *** ******** ********* ******** ********* **** ** *** *********** ******** ********* ** *** *** ******** ******** ********* ********** ********* *******
•
*** ** *********** ******** ** *** *** ******** ******** ** *** ***** ***** ** ** ***** ******** ******* ** *** ***** *** ******** ******* ** ********** **** ******* **** **** ******** ** ***** ***** ** * ****** ** * ***** ***** ********
•
****** ******* **** ******** ********* ****** ******** ** ********** ** ******** ********** ** *************** ******** *********

•
********** ******* **** ****** ** ******** **** *** ************ ** **** **** *******
•
**** *********
•
****** ******* **** *** *** ************* ************** ** ********** ** *** *** ** *** *** ******** *********
•
******* ************* *** ************** **** *** ****** **** ********* ****** ******* ** *** ************* *************** *** *** ** ******** ************* **** ** ********** ******** ********* *** ***************
•
****** ******* **** *********** ******** ******* ** ****** *********** **** **** ****** ******** ************* ************ ****** ** *** ******** *********
•
****** *********
•
********** ** ******** **** ****** **** ******** ***** ** ********'* ******* ** ***** *** *** ** *** *****************]

After CSG has determined that the problem is not in the CSG Licensed Offering receiving Support Services or warranty, CSG will so inform Customer and Customer agrees to compensate CSG at CSG’s then current applicable rates specified in this Encompass Addendum or the Agreement for the time CSG has expended in diagnosing the problem. It is then Customer's responsibility to correct the problem. If at that time Customer specifically requests it, CSG will continue to work on the problem under CSG's then current rates.

1.5 Customer’s Responsibilities: CSG requires the cooperation of Customer in order for CSG to provide Support Services. The Customer, therefore, agrees to provide:
1.5.1 Designated Contacts and Trained Personnel: Customer shall appoint certain technical contacts in accordance with the terms set forth in Exhibit A.
1.5.2 Remote Access: Customer shall provide CSG with remote access to the CSG Licensed Offering in accordance with the terms of Exhibit A.

1.5.3 Malfunction Correction of Non-supported Components: Customer shall provide for the correction of malfunctions of any software or hardware components of its system which, at the time, are not covered by a warranty or maintenance contract issued through CSG.

1.5.4 Project and Operational Managers: Customer shall provide a project manager who will have the primary responsibility for interfacing with CSG and also for keeping the Customer's organization and personnel informed about decisions regarding the status of the CSG Licensed Offering. Customer will also provide an operational manager who will provide guidance to its users of the CSG Licensed Offering and will also be responsible for authorizing Emergency service calls to CSG.

1.5.5 Modifications to CSG Licensed Offering or Environment: If CSG becomes aware that Customer or a third party has modified the CSG supported CSG Licensed Offering or changed the operating environment in such a manner that requires an increase in the level of Support Services, CSG will notify Customer of such an occurrence. Until the Parties reach an agreement regarding appropriate modifications to the Support Services (including price adjustments) to be provided by CSG or Customer restores the CSG supported CSG Licensed Offering or operating environment to its original condition, CSG shall be relieved of all support obligations.

1.5.6 Uninstalled Updates: Customer is responsible for installing Updates in a timely manner. CSG shall not be responsible for correcting any alleged problem in an unsupported version of the CSG Licensed Offering (as defined in Section 1.6.1 below).

1.5.7 Installation of Fixes: The Customer agrees to promptly install any fixes that CSG provides to resolve Incidents. Customer acknowledges that temporary fixes may be provided by CSG without full testing of such temporary fix.

1.5.8 Customer will not be permitted to designate individual CSG personnel that will perform system support and thus require access. Furthermore, CSG personnel will not be required to submit to any personnel checks, sign any Customer agreement including individual NDAs, nor will CSG divulge any private data regarding CSG personnel that may perform support. Except as otherwise provided in a Statement of Work, CSG personnel will not be required to maintain citizenship with any specific country, nor will the CSG personnel be required to work from any specific jurisdiction. Except as otherwise provided in a Statement of Work, CSG specifically disclaims any representation that CSG and the CSG personnel hold any specific security authorization including, but not limited to, [*******] authorized.

1.6 Update Services for the CSG Licensed Offering:

1.6.1 CSG may in its entire discretion, from time to time, make Updates available to the Customer.

Any other software or products developed or published by CSG will be offered to Customer at CSG's then current published rates. The above Updates shall not include new or separate software or products that CSG offers generally to its customers for an additional cost, regardless of whether or not those customers have current Support Services agreements.

1.6.2 The Updates may include, without limitation and at the sole discretion of CSG, software code which: improves performance or operations; adds diagnostic routines; adds new features; provides more efficient user interfaces; makes data retrieval or entry easier; or updates Documentation of the CSG Licensed Offering, all of which shall, subject to CSG’s receipt of the Support Fees for the CSG Licensed Offering payable for the applicable period, upon installation, be considered to form part of the CSG Licensed Offering and shall not be licensed separately by CSG.

1.6.3 Where an Update requires a new version of the CPU operating system software, an additional manufacturer's license fee may apply and is the responsibility of Customer.

1.6.4 Major Releases may contain optional new modules that are licensed separately. Customer can choose not to purchase these modules and yet remain current with the latest CSG Licensed Offering release.

1.6.5 CSG supports the [******* *** *** ********* ********] Major Release of the CSG Licensed Offering. At the sole discretion of CSG, CSG may charge additional fees or discontinue Support Services of prior Major Releases after the current Major Release of the CSG Licensed Offering has been available to Customer for more than a [*********** (**) *****] period.

1.6.6 Emergency Releases can be downloaded and installed by Customer via CSG’s ftp site. However, if any installation of the CSG Licensed Offering by CSG is necessary or requested by Customer, it will be at additional charge. If a Customer is not on a supported Minor Release of the CSG Licensed Offering, they will be required to upgrade to at least the latest supported Minor Release prior to receiving an Emergency Release.

1.6.7 All transition, migration, installation, integration, testing and any other services required by Customer to implement any Updates shall not form part of the Support Services, and shall be charged separately by CSG.

1.6.8 Installation and license fees for new releases of CPU operating system software or patches as required by their manufacturers are not included in Support Fees. Furthermore, services in connection with the integration of the CSG Licensed Offering with new CPU operating system software are not included in the Support Services, and, if requested by Customer and if CSG agrees in writing to provide such services, they will be charged separately by CSG.

1.7 Customer acknowledges that the [********** **** *** ***** ** ******* * ** ********** *] may be impacted in certain limited scenarios where CSG cannot feasibly or commercially reasonably create a Resolution solely within [*** *** ********] and is therefore reliant on a change from [*** ************** ** *** ****** ******] software that is being distributed by CSG to Customer together with the CSG Licensed Offering under this Encompass Addendum.

1.8 Exhibits: The following Exhibits are attached to and form an integral part of this Attachment 4:

Exhibit A: Operational Manual for Support Services

Exhibit B: Support Packages - CSG Licensed Offering

Exhibit A of Attachment 4

Operational Manual for Support Services

1.
Global Service Desk

CSG’s GSD serves as the initial contact and entry point within CSG for the logging of Incident Reports by Customers and for CSG to provide Customers with advice, consultation, and assistance with the Use of the CSG Licensed Offering and dispense technical services (if applicable), and the Restoration and Resolution of Incidents with the CSG Licensed Offering. As part of the Support Services CSG will provide the GSD remotely by telephone or other electronic communication, which may include, where applicable, self-service.

2.
Contacting the GSD
2.1
Incident Reporting Requirements

When contacting CSG and logging an Incident Report, the Customer representative should provide detailed information regarding the suspected Incident and the extent of any adverse impact on the operations of the Customer. Customer will need to provide CSG with sufficient particularity and details of the suspected Incident to enable CSG to initiate Incident identification, including but not limited to:

•
Customer’s full name.
•
The name, telephone number, pager number or mobile number and e-mail address of the individual reporting the Incident on behalf of the Customer.
•
The Customer’s designated contact name, phone number, pager number or mobile number and e-mail address, if different from the individual reporting the suspected Incident.
•
The date and time the Incident was identified by the Customer.
•
The details of the CSG Licensed Offering experiencing the suspected Incident, including the specific CSG Licensed Offering product, version number(s), module and/or licensed CSG Licensed Offering package.
•
The details of the hardware and the CSG Licensed Offering environment on which the Incident was detected (including database version and CPU operating system version).
•
A detailed description of the suspected Incident, including:
•
The area of the CSG Licensed Offering product that is failing or faulty.
•
The expected behavior or level of performance of the CSG Licensed Offering (as detailed in the documentation) vs. the actual behavior or level of performance of the CSG Licensed Offering.
•
Any specific conditions under which the Incident does or does not occur.
•
Where applicable, the exact GUI error messages, server log file messages and task output that are produced as a result of the Incident occurring.
•
Details of the Customer’s investigations done to date to isolate the Incident and to confirm that it is an Incident in the CSG Licensed Offering.
•
Details of the Customer’s attempt to reproduce the reported Incident and the outcome.
•
If the Incident is reproducible, the specific steps required to reproduce it.
•
Any configuration files and sample output that would assist in identification and resolution of the Incident.
•
Customer assessment of scope and business impact.
2.2
GSD Actions

On receipt of an Incident Report as set forth in Section 2.1 above, the GSD will provide a Response within the corresponding Response times for the Support Package purchased by the Customer (as set forth Exhibit B of Attachment 4), and to the extent appropriate, the Response will include the following:

•
Logging of the respective Incident Report details and impacts, including delivery of a reference number (trouble ticket system number).
•
Incident diagnosis.
•
Assistance to Customer representative to mitigate any material adverse business impact to the Customer operations directly caused by the Incident.
•
Assignment of a severity level to all Incidents in accordance with the level of severity set forth in Section 2.3 below. Incidents are resolved according to their assigned severity. CSG may, upon notice to Customer, change a designated severity level of any Incident if, after investigation, the impact of the problem on Customer’s business operations is determined to be more or less severe than the initial designation. In all cases, final determination of Incident severity will be at the sole discretion of CSG.
•
For incidents reported via the specific Customer self-service website that require immediate response, Customer MUST ALSO contact the GSD by telephone and advise GSD of the extent of the failure and consequent adverse impact to the Customer’s operations.
2.3
Incident Severity Designation

The severity of an Incident will be determined and based upon the following criteria:

•
Critical Incident: [***** ******* ** * ******** ******* ** *** ********* ** *** *** ******** ******** ****** *** ********** *********** ***** ******** *** ******** **** ***** **** ** *** *** *** ******** ******** *** ******* ******** ******** ********* ***** *** * ******** ******* ****** ** *** ********** ******** *** ********** *** *** ***** ** ********* ********** ** **********]
•
High Incident: [** ******** ***** ******* ** *** ******* ******* ** **** ** ******** ************* ** *** *** ******** ******** ****** *** ********** *********** ** ********* ** *** ************** *** ******** *** ** **** ** *** *** *** ******** ******** ** *** ********** ************ *** ** *** *** ** **** ** ******* *** ******** **** ************* ** ********** **** *** ***************]
•
Medium Incident: [** ******** ***** ******* ** *** ******* **** ** ************ ****** ************* ** *** *** ******** ******** ****** *** ********** ************]
•
Low Incident: [** ******** **** ** ***** ** ******** ** ******* ********* ** ***** ************* *** ** ****** ** ** ****** *** *** ********** ********** ******** ********* *** ***********]

The severity of Incidents may be adjusted depending on the urgency (timeframe within which the impact will occur) as determined by the GSD during the process of Restoration and Resolution.

2.4
Designated Contacts

For CSG to provide the Support Services, the number of representatives of the Customer designated by the Customer as technical contacts for the Customer is limited to the corresponding amount allocated to the Customer and determined by the Support Package selected and purchased by the Customer as set forth in Exhibit B.

The Customer must [** **** ** ***********] notify CSG in writing of the names of their designated contact representatives, and their contact details, and by no later than [****** (**)] days after the effective date of the Encompass Addendum (“Customer Technical Contact”). The Customer may change the Customer Technical Contacts from time to time upon written notice to CSG by e-mail or formal letter to the GSD. The Customer shall provide adequately trained English speaking Customer Technical Contacts (unless otherwise specified) to work with CSG who know the location of the CSG or Customer System or can operate the CSG Licensed Offering, have access to the appropriate Documentation and able to operate any applicable diagnostic software and equipment.

2.5
Customer's Technical Contact Access

Any lack of availability of the Customer Technical Contacts or delay by the Customer Technical Contacts to provide the GSD with any information requested by GSD which is reasonably required by CSG in order to be able to provide a Response or carry out a Restoration or Resolution may adversely affect CSG’s ability to achieve the respective Response, Restoration and/or Resolution times as specified Exhibit B of Attachment 4, and as such the respective times will be adjusted accordingly.

2.6
Remote Access

CSG requires a mutually agreed upon remote access plan providing CSG with sufficient remote access to provide the Support Services to the CSG Licensed Offering in the Test Environment. Regardless of the remote access plan agreed to by the Parties, CSG shall provide the Support Services in accordance with the Information Security Requirements and the following additional requirements:

•
Upon logging an Incident Report with GSD, which would likely necessitate access by CSG to the CSG Licensed Offering to provide a Response, Restoration and/or Resolution, Customer shall provide remote access to the CSG Licensed Offering to CSG’s GSD personnel whom CSG has identified as needing remote access to the CSG Licensed Offering (“GSD Personnel”). Customer and CSG will work in good faith to agree upon mutually acceptable remote access mechanisms to provide the GSD Personnel with Customer authorized remote access.
•
In addition, Customer Technical Contacts must have access to a voice line to be able to effectively communicate and discuss the suspected Incidents with the GSD.

Upon logging an Incident Report with CSG, Customer will provide CSG with necessary system access to enable diagnosis and troubleshooting of the suspected Incidents.

If CSG is [****** ****** ** *** ******* *** ******** ******** *** ***** ******* ********] are required in a manner described in this Attachment, CSG will be released of any further obligations under the Agreement with respect to the Incident identified in the respective Incident Report, until the [********* ******] is provided to GSD or alternative arrangements have been effected and agreed between the Customer Technical Contact and the GSD.

2.7
Test Environment of the Software

Customer, at its expense, will be required to grant CSG access to a Test Environment of the CSG Licensed Offering, which mirrors the Production Environment as closely as possible, to enable CSG to effectively carry out troubleshooting of Incidents and testing of any Restorations and Resolutions.

For the avoidance of doubt, the Support Services only applies to Incidents arising within the [********** ***********] of the CSG Licensed Offering, and any Support Services performed by CSG in relation to any Incident within any other [************** ***********] of the CSG Licensed Offering is provided at CSG’s entire discretion in good faith and using CSG’s commercially reasonable efforts.

Any changes to the CSG Licensed Offering in the [********** ***********] that are made and/or implemented by the Customer or at the request of the Customer without first being [****** ** *** **** ***********] will be done at the Customer’s own risk, and CSG shall not be liable for any Incidents resulting from such changes, and the Restoration and Resolution of any such Incidents is expressly excluded from CSG's Support Service obligations.

2.8
Customer System Security

Customer accepts full responsibility for the security of the Customer’s operating system, including all Customer Systems and Third Party Systems, and any adverse impact to the operation or use of the CSG Licensed Offering which may arise as a result of any breach of the Customer security, except where such breach of the Customer security is solely and directly caused by CSG’s intentional acts or omissions to cause the Customer harm.

2.9
Provision of Facilities, Materials & Consumables

The Customer agrees to provide all Customer facilities, materials and consumables (such as backup media) as may be necessary for both the Customer and CSG staff to carry out activities described herein on the Customer Site.

2.10
Malfunction Correction of Non-supported Components

Unless expressly included and paid for by the Customer as part of the Support Services, Customer shall be responsible for the correction of malfunctions of any software, Customer Systems or Third Party Systems components of its operating systems or any other system which is external to and does not form part of the CSG Licensed Offering.

2.11
Customer Modifications to Software and/or Production Environment

The Support Services do not include the provision of Support Services for Incidents which arise in the CSG Licensed Offering because of any Third Party Modifications, including changes made to the operating environment within which the CSG Licensed Offering was originally installed and specified by CSG, or for software that does not have a valid license or sublicense, or has a license which has been breached.

If CSG becomes aware that the Customer or any Customer contractor, agent or representative and/or any third party has in any way modified the CSG Licensed Offering or changed or modified the operating environment without prior CSG authorization in such a manner that requires an increase in the level of Support Services, CSG will notify Customer thereof, and CSG shall be relieved of providing Support Services in relation to such CSG Licensed Offering until the Customer and CSG reach a written agreement regarding what appropriate modifications to the Support Services (including possible price adjustments) would be required by CSG to restore the CSG Licensed Offering to the condition in which it was originally implemented or subsequently authorized by CSG.

3.
Incident Restoration and Resolution

Once an Incident Report has been logged by the Customer and received by GSD, CSG will proceed to provide the Support Services in order to achieve Restoration and Resolution of the Incident within the times specified for the corresponding Support Package purchased by the Customer as set forth in Exhibit B of Attachment 4, and during which period the GSD will perform the following:

•
Where appropriate, assign the Incident to any expert CSG teams necessary to carry out Restoration and Resolution;
•
Provide periodic status updates to Customer as determined by the respective Support Package purchased by the Customer;
•
Upon Restoration and subsequent Resolution of the particular Incident, the GSD will validate Restoration and/or Resolution with the Customer;
•
Provide details of the root cause of the Incident if known at the time of Restoration and/or Resolution; and
•
Provide and document Restoration and/or Restoration details and corrective actions.
•
After Resolution confirm the closure of the Incident (“Incident Closure”).
4.
Problem Management

CSG will be prepared to supply Problem Management (as defined in Section 4.1 and 4.2 below) to the Customer provided that the Customer has purchased it as a supplementary services or as part of the [*******] Support Package as set forth in Exhibit B of Attachment 4.

4.1
Reactive Problem Management

Critical Incidents will have a problem investigation opened and conducted between the GSD and CSG internal technical support teams to determine full root cause and preventative remediation actions to identify any problem (“Problem”) and remove the Problem (“Problem Management”). At the conclusion of the Problem investigation, CSG will provide the following additional details to the Customer:

•
Preventive remediation details and actions; and
•
Root cause diagnosis.

4.2
Proactive Problem Management

The GSD will also routinely perform trending analysis against Incidents occurring with the CSG Licensed Offering to determine if unidentified Problems exist within the CSG Licensed Offering. When these Problems are discovered, a Problem investigation will be opened and conducted between the GSD and technical support teams to determine full root cause and preventative remediation actions to remove the Problem. At the conclusion of the Problem investigation, CSG will provide the following additional details to the Customer:

•
Preventive remediation details and actions
•
Root cause diagnosis

5.
Maintenance and Support Service Exclusions

The Support Services do not include those services which are expressly excluded above. In the event the Customer wishes to purchase any such excluded services from CSG, CSG and Customer shall negotiate in good faith and mutually agree to the purchase and supply of such excluded services under and in accordance with the procedure for the execution of a Change Order.

Exhibit B – of Attachment 4

Support Packages – CSG Licensed Offering

Customer has agreed to purchase and CSG has agreed to supply to Customer the Support Package expressly listed in the Encompass Order Document. The following terms used in the table below have the following meaning:

Incident Response Time means the times within which CSG will provide a Response to Customer after Customer has logged an Incident Report with CSG:

Restoration Time means the duration of time that elapses from the time an Incident Report has been logged by Customer and received by CSG, and the time of Restoration of the particular Incident.

Resolution Time means the period from when an Incident Report is logged by Customer and received by CSG, and when a Resolution of the Incident in made available by CSG.

	Support Item	[******* *** *********** *******]
Supported Items	Core Product Support & Maintenance	[********]
	Pro Active Support - Custom built Service Design	[* ******** **** ***** ***** ** ** ****** ********]
Response Times	Severity of Incident	[** ******* ******** ****]
	Critical Incident	[********* (******** ************ *** *****)]
	High Incident	[********* (******** ************ *** *****)]
	Medium Incident	[*********]
	Low Incident	[*********]
Restoration Times	Severity of Incident	[** ******* *********** ****]
	Critical Incident	[** *****]
	High Incident	[** *****]
	Medium Incident	[****** ***** *******]
	Low Incident	[****** ***** *******]
Resolution Times	Severity of Incident	[** ******* ********** ****]
	Critical Incident	[** ******** ****]

Support Item	[******* *** *********** *******]
High Incident	[** ******** ****]
Medium Incident	[****** ***** *******]
Low Incident	[****** ***** *******]

Note: The above table outlines the Support Services which shall be performed and supplied by CSG as part of the corresponding Support Package, and which is standard CSG Documentation which shall be updated and released by CSG to its customers generally, from time to time, at CSG’s sole discretion.

Service Component Descriptions

Support Item	Comment
Last word on Incident Priority	• Incident priority is derived by CSG based on the impact and urgency communicated by the client in alignment with CSG’s defined Incident priority definitions.
Temporary Incident Restoration Times
•
Restoration time is the duration from the time an Incident is logged to the time business impact is mitigated.
•
The duration of time that elapses from the point a system failure has been reported and responded to by CSG and the point service has been restored, an agreed workaround is defined or the client agrees the service interruption can be tolerated until a more permanent solution can be defined.

Permanent Resolution Times
•
Permanent resolution time is the duration from the time the Incident is logged to the time a permanent fix is available.
•
A work around implemented to restore service and resolve an Incident could be implemented as a permanent resolution.

Future Release	• Correction will be provided in a future Major Release of the product or earlier.
Future Major Release	• Correction will be provided in a future Major Release. • Recovery to be provided on reasonable efforts’ basis.
Future Minor Release
•
Correction will be provided in a future Minor Release (Encompass) or Service pack release of the current supported version, given the current version is within standard support phase (refer to CSG’s product bulletins for standard support timelines).

Critical Incident
•
[** ***** ** *** *** ******** ******** ** * ******** ******* ** * **** ********** ****** ***** ******* * ******** ****** ** ******* ******** ******** ********** ** ****** *********** *********** ** * **** ********** ****** **** ********** *** ********* ******* * ********** ******** *** ********** *** *** ***** ** ********* ********** ** **********]

Support Item	Comment
High Incident
•
[******* **** ** ******** ****** ************* ** * ********** ****** ** ***** *** *** ******** ******** *** ****** ** *** ****** **** **** ** *** ****** ** ******** ********* *** *** ********** ** ********* ** *** ************* ** ******** ************** *** ********** ****** *** ** ********* *** *** ********** ** ********]

Medium Incident	• [******* **** ** * ************ ****** ************* ********* *** ******** **** *********]
Low Incident	• [** ******** **** ** ***** ** ******** ** ******* ********* ** ***** ************* *** ** ** ****** *** *** ********** ********** ******** ********* *** ***********]